                                                                   EXHIBIT 10.13


                           DOMINION ACCOUNT AGREEMENT

         THIS DOMINION ACCOUNT AGREEMENT (the "Agreement"), dated effective as of December 18, 1998 (the "Effective Date"), between the COUSHATTA TRIBE OF LOUISIANA (the "Tribe"), a federally recognized Indian tribe, GRAND CASINOS OF LOUISIANA, L.L.C. - COUSHATTA, a Minnesota limited liability company (the "Manager"), LAKES GAMING, INC., a Minnesota corporation ("Lakes Gaming"), THE COTTONPORT BANK ("Cottonport Bank"), a bank chartered under the laws of the State of Louisiana, and HIBERNIA NATIONAL BANK, a national banking association ("Hibernia");

                                   WITNESSETH:

         WHEREAS, the Tribe has the inherent power to conduct and regulate gaming on its lands, subject only to the restrictions imposed by the Indian Gaming Regulatory Act, Public Law 100-497 (the "IGRA"); and

         WHEREAS, in accordance with the IGRA, the Tribe has adopted its Gaming Ordinance No. 92-01 (the "Ordinance"), and has entered into a Tribal-State Compact for the Conduct of Class III Gaming with the State of Louisiana; and

         WHEREAS, under the Ordinance, the Tribe operates a gaming facility (the "Casino") on its lands; and

         WHEREAS, pursuant to that certain Amended and Restated Management & Construction Agreement, dated as of February 25, 1992, (the "Management Contract"), the Tribe engaged Grand Casinos of Louisiana, Inc.-Coushatta ("GCI") to manage the Casino and to collect the receipts, pay the operating expenses and to distribute the income thereof; and

         WHEREAS, pursuant to that certain Assignment dated December 31, 1998, GCI assigned to the Manager all of GCI's rights, title and interest in and to the Management Contract; and

         WHEREAS, the Tribe has consented such an Assignment; and

         WHEREAS, the Tribe has purchased, and intends to purchase additional, gaming equipment to utilize in the gaming operations; and

         WHEREAS, the Tribe, as borrower, and Hibernia, as lender, have entered into that certain Equipment Loan Agreement dated as of the Effective Date (the "Loan Agreement"), under the terms of which Hibernia agreed to loan to the Tribe sums not to exceed $15,000,000 to purchase gaming equipment and other equipment to use in conjunction with gaming operations at the Casino; and

         WHEREAS, the Tribe and the Manager desire to enter into this Agreement in order to grant to Hibernia a security interest in the Gross Receipts (as defined herein) and to provide for the receipt and deposit of the Gross Receipts into the Casino Bank Accounts and the payment therefrom of certain sums to Hibernia; and


              EQUIPMENT LOAN DOMINION ACCOUNT AGREEMENT -- PAGE 1

         WHEREAS, the parties hereto are willing to enter into this Agreement and to undertake the duties set forth herein upon the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:


                                    ARTICLE 1
                                   DEFINITIONS

         Section 1.1 Unless the context otherwise requires, capitalized terms which are not defined herein shall have the meaning ascribed to them in the Loan Agreement.

         Section 1.2 Defined Terms. The following terms when used herein shall have the following meanings:

         "Business Day" means a day other than (i) a Saturday or Sunday (ii) any day on which banks located in the State of Louisiana are required or authorized by law to remain closed.

         "Casino Bank Accounts" means all of the bank accounts specified or contemplated in Section 5.10 of the Management Contract, including without limitation, the General Account, the Expense Account and the Contingency Reserve Fund.

         "Collateral" means the Gross Receipts and the Casino Bank Accounts and the funds deposited or credited thereto from time to time.

         "Contingency Reserve Fund" means that certain account which may be established from time to time by the Tribe with the Cottonport Bank as the Contingency Reserve Fund pursuant to Section 5.10.4 of the Management Contract.

         "Entities" collectively means the Tribe and the Manager and "Entity" means any one of the Entities.

         "Enterprise" means the operation of the Casino by the Tribe and the Manager pursuant to the Management Contract.

         "Expense Account" means that certain Account No. [ Intentionally Omitted ] owned and maintained by the Tribe with the Cottonport Bank as the Expense Account pursuant to Section 5.10.2 of the Management Contract.

         "Existing Equipment Loan Dominion Account Agreement" means that certain Dominion Account Agreement dated as of December 17, 1997, by the Tribe, GCI, Grand Casinos, Inc. ("Grand"), a Minnesota corporation, Hibernia and Cottonport Bank in connection with the Existing Equipment Loan.

         "General Account" means that certain Account No. [ Intentionally Omitted ] owned and maintained by the Tribe with the Cottonport Bank as the General Account pursuant to Section 5.10 of the Management Contract.


              EQUIPMENT LOAN DOMINION ACCOUNT AGREEMENT -- PAGE 2

         "Gross Receipts" has the meaning ascribed to it in Section 2.9 of the Management Agreement; provided however, the term shall include all revenues received by the Enterprise from the operations of the Hotel.

         "Hotel Loan Dominion Account Agreement" means that certain Dominion Account Agreement dated May 1, 1997, between Hibernia, Cottonport Bank, GCI, Grand, the Tribe and the Coushatta Tribe of Louisiana Building Authority ("Authority") in connection with that certain Commercial Loan Agreement dated as of May 1, 1997, between Hibernia, as lender, and the Tribe and the Authority, as borrowers, regarding loans not to exceed $25,000,000.

         "Management Committee" has the meaning ascribed to it in Section 2.11 of the Management Contract.

         "Net Profits" shall have the meaning ascribed to it in Section 2.14 of the Management Contract.

         "Note" means that certain promissory note dated as of the Effective Date executed by Tribe in favor of Hibernia in the principal amount of up to Fifteen Million and No/100 Dollars ($15,000,000.00), together with all substitute or replacement notes therefor, as well as all renewals, extensions, modifications, refinancings, consolidations and substitutions of and for such a note.

         "Obligations" the indebtedness evidenced by the Note, including principal, interest, costs, expenses and attorneys' fees and all other fees and charges, together with all other indebtedness and costs and expenses for which the Tribe is responsible under this Agreement or for which the Tribe is responsible under any of the Related Documents.

         "Person" shall mean any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization, government or any agency or political subdivision thereof, or any other form of entity.

          "Related Documents" means and include individually, collectively, interchangeably and without limitation the Note, the Loan Agreement, guaranties, security agreements, financing statements and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Obligations.


                                    ARTICLE 2
                                    COVENANTS

         Unless Hibernia's prior written consent to the contrary is obtained, each of the Entities will at all times comply with the covenants contained in this Article 2, from the date hereof and continuing thereafter for so long as the Obligations, or any portion thereof, are outstanding.

         Section 2.1 MAINTENANCE OF CASINO BANK ACCOUNTS. The Entities, acting through the Management Committee, shall maintain the Casino Bank Accounts with the Cottonport Bank in accordance with the terms of the Management Contract.

              EQUIPMENT LOAN DOMINION ACCOUNT AGREEMENT -- PAGE 3

         Section 2.2 DEPOSIT OF GROSS RECEIPTS. The Entities, acting through the Management Committee, shall deposit all Gross Receipts into the General Account maintained with the Cottonport Bank in accordance with the terms of the Management Contract.

         Section 2.3 CHARACTERIZATION OF PAYMENTS. All payments and transfers to Hibernia which are referred to in Article 3 of this Agreement shall be deemed to be, and treated and paid as, Operating Expenses under the terms of the Management Agreement.

         Section 2.4 LIMITATIONS OF MONTHLY DISTRIBUTIONS. No distributions, transfers or payments shall be made from the Casino Bank Accounts to the Entities or to Lakes Gaming until the last Business Day of each calendar month. Further, on the last Business Day of each calendar month, no distributions, transfers or payments shall be made directly or indirectly from the Casino Bank Accounts to the Entities or to Lakes Gaming unless and until all Certificates for Payment which have been previously submitted to the Cottonport Bank pursuant to the Hotel Loan Dominion Account Agreement, to the Existing Equipment Loan Dominion Account Agreement and to Section 3.1 hereof have been fully paid. The foregoing prohibition applies to any and all distributions, transfers or payments from the Casino Bank Accounts to the Entities or to Lakes Gaming, including, without limitation, any distribution of Net Profits, repayments of principal or interest for loans made by the Manager or Lakes Gaming to the Tribe, the payment of any management fees, or the transfer of funds from the Casino Bank Accounts to any other accounts maintained by the any of the Entities.

         Section 2.5 LIMITATIONS UPON DISTRIBUTIONS UPON DEFAULT. Upon the occurrence of an Event of Default under the provisions of the Loan Agreement and so long as the same remains unremedied in the opinion of Hibernia, no distributions, transfers or payments shall be made directly or indirectly from the Casino Bank Accounts to the Entities or to Lakes Gaming, including without limitation, any distribution of Net Profits, repayments of principal or interest for loans made by the Manager or Lakes Gaming to the Tribe, the payment of any management fees, or the transfer of funds from the Casino Bank Accounts to any other accounts maintained by any of the Entities with the Cottonport Bank.

         Section 2.6 NO CHANGE IN THE MANAGEMENT CONTRACT. The Entities will maintain the Management Contract pursuant to the provisions of Section 9.16 of the Loan Agreement. The Entities shall not amend, modify, alter or change the terms of the Management Contract without Hibernia's prior written consent which consent will not be unreasonably withheld or delayed.

         Section 2.7 FINANCIAL INFORMATION. The Entities shall comply with the financial reporting requirements set forth in Section 9.01 of the Loan Agreement.


                                    ARTICLE 3
                            AUTHORIZED TRANSFERS FROM
                            THE CASINO BANK ACCOUNTS

         Section 3.1 PAYMENTS DUE UNDER THE LOAN AGREEMENT AND THE NOTE. The Tribe has agreed to make certain monthly payments to Hibernia as set forth in the Loan Agreement and the Note. In order to receive any such payment, Hibernia shall forward to the Entities and the Cottonport Bank by facsimile transmission or by any of the other means by which notice may be given as specified in
Section 8.1 hereof, a Certificate for Payment in the form set forth in Exhibit No. 1 attached hereto. The Tribe and the Manager


              EQUIPMENT LOAN DOMINION ACCOUNT AGREEMENT -- PAGE 4 hereby authorize and direct the Cottonport Bank upon its receipt of each such Certificate for Payment to transfer funds from the Expense Account to Hibernia in the amounts specified in each such certificate. The Tribe shall have the right to pay the Note in accordance with its terms even though Hibernia fails to timely forward such a Certificate for Payment.

         Section 3.2 TRANSFERS FROM OTHER ACCOUNTS. In the event the funds in the Expense Account are insufficient to meet the requirements of Section 3.1, the Cottonport Bank is authorized and directed to withdraw and transfer from any other Casino Bank Account maintained by the Entities with the Cottonport Bank, including without limitation, the General Account or the Contingency Reserve Fund, funds in an amount or amounts necessary to pay fully any such requirements.

         Section 3.3 METHOD OF TRANSFER. The Cottonport Bank shall make the transfers authorized in Sections 3.1 to the extent funds are credited to the Casino Bank Accounts. Unless otherwise requested by Hibernia, any transfer from the Cottonport Bank to Hibernia pursuant to this Article 3 shall be made by wire transfer to:

                 Hibernia National Bank
                 ABA Routing No. 065000090
                 333 Travis Street
                 Shreveport, Louisiana  71101
                 Attention:  Christopher K. Haskew

If a Certificate for Payment is received by the Cottonport Bank at or prior to 10:00 a.m. Central Time on a Business Day, the Cottonport Bank shall make payments as directed by Hibernia in the Certificate for Payment by or before 2:00 p.m. Central Time, on the same Business Day. If any such Certificate for Payment is received by the Cottonport Bank after 10:00 a.m. Central Time on a Business Day, the Cottonport Bank will make payment as directed by Hibernia in the Certificate for Payment on or before 2:00 p.m. Central Time on the next succeeding Business Day.

         Section 3.4 BANK STATEMENTS. The Cottonport Bank is hereby authorized and directed by the Entities to forward to Hibernia copies of the monthly statements regarding the Casino Bank Accounts concurrently with the distribution of such monthly statements of the Casino Bank Accounts to the Manager and/or the Tribe.

         Section 3.5 TERMINATION. (a) The authorizations and directions made in this Article 3 to the Cottonport Bank are absolute and irrevocable and shall terminate only upon the Cottonport Bank's receipt of a Termination Certificate in a form similar to Exhibit No. 2 attached hereto which has been duly signed by Hibernia and delivered to the Cottonport Bank and the Entities. Until such time as the Cottonport Bank has received such a Termination Certificate, the Cottonport Bank shall continue to transfer funds from the Casino Bank Accounts in accordance with the terms hereof and to otherwise comply with the provisions of this Agreement.

                 (b) In the Certificate for Payment submitted for the final payments due under the Obligations, Hibernia will state that such a certificate is the final Certificate for Payment to be submitted to the Cottonport Bank under this Agreement. Upon payment and satisfaction of all of the Obligations, Hibernia shall execute and deliver a Termination Certificate to the Cottonport Bank and the Entities. If all of the Obligations have been paid in full and Hibernia has not executed and delivered the Termination


              EQUIPMENT LOAN DOMINION ACCOUNT AGREEMENT -- PAGE 5

Certificate, the Tribe will notify Hibernia in writing and within twenty (20) days of its receipt of such notice, Hibernia shall execute and deliver the Termination Certificate to the Cottonport Bank and the Entities.


                                    ARTICLE 4
                     PLEDGE AND GRANT OF SECURITY INTERESTS

         Section 4.1. GRANT OF SECURITY INTEREST. As security for the payment and performance of all of the Obligations, each Entity hereby pledges to Hibernia, and grants to Hibernia a continuing security interest in, all of the right, title and interest of each Entity in and to the Collateral, whether now or hereafter owned, existing, arising or acquired, including without limitation, the Casino Bank Accounts and all funds currently or hereafter deposited therein or credited thereto.

         Section 4.2 DURATION. The security interests granted herein in the Collateral in favor of Hibernia will continue until such time as all of the Obligations have been fully paid and satisfied and this Agreement has been canceled or terminated by Hibernia under a written cancellation instrument, which instrument Hibernia will execute and deliver to the Entities concurrently with the Termination Certificate; provided, however, the security interests granted herein shall terminate as to specified funds previously on deposit in the Casino Bank Accounts if and when such funds are distributed to the Entities in accordance with the terms of the Management Agreement and this Agreement.

                                    ARTICLE 5
                                COTTONPORT BANK'S
                         REPRESENTATIONS AND AGREEMENTS

         Section 5.1 COTTONPORT BANK'S REPRESENTATIONS. Cottonport Bank hereby warrants and represents to Hibernia that: (a) the Casino Bank Accounts exist and the accounts numbers specified herein with respect to the Casino Bank Accounts are correct; (b) the Tribe is the sole owner of the Casino Bank Accounts as reflected in the records of the Cottonport Bank; and (c) Cottonport Bank has not received notice from any third party, other than Hibernia, that any such third party has taken or claims a security interest in the Casino Bank Accounts.

         Section 5.2 RECEIPT OF NOTICE. The Cottonport Bank hereby acknowledges that this Agreement constitutes sufficient notice under La. R. S. 10:9-305(4) that the Tribe has pledged and granted to Hibernia a security interest to Hibernia in and to Casino Bank Accounts .

         Section 5.3 SUBORDINATION. The Cottonport Bank hereby subordinates to the security interest granted herein to Hibernia any right of offset or any other security interest that the Cottonport Bank has, or may hereafter obtain, in and to the Casino Bank Accounts.

         Section 5.4 NOTICES TO HIBERNIA. The Cottonport Bank will notify Hibernia immediately in the event the account numbers for the Casino Bank Accounts change. Further, the Cottonport Bank will notify Hibernia immediately upon the Cottonport Bank's receipt of a notice of a claim of a security interest asserted, or lien filed, by any Person in and to the Casino Bank Accounts.


              EQUIPMENT LOAN DOMINION ACCOUNT AGREEMENT -- PAGE 6

         Section 5.5 ACCEPTANCE. By execution of this Agreement, the Cottonport Bank accepts its obligations hereunder, but only upon the express terms and conditions set forth in this Agreement. Cottonport Bank undertakes to perform such duties and only such duties as are specifically set forth in this Agreement, including the instructions set forth in Article 3.


                                    ARTICLE 6
                    AGREEMENTS REGARDING THE COTTONPORT BANK

         The Entities and Hibernia agree that the following provisions shall control with respect to the rights, duties, liabilities and privileges of the Cottonport Bank:

         Section 6.1 PERFORMANCE BY OTHERS. The Cottonport Bank shall have no duty to see that any duties or obligations herein or elsewhere imposed on any other parties are performed or honored.

         Section 6.2 RECITALS. The Cottonport Bank shall not be responsible for any recital herein or in any other instrument or certificate described in this Agreement, or for the validity of execution by any party to any such instruments, or for the validity of any representations set forth in any such agreements.

         Section 6.3 RELIANCE BY COTTONPORT BANK. As to the existence or non-existence of any fact or as to the sufficiency or validity of any instrument or certificate, or as to its authorization to perform any act described herein, the Cottonport Bank shall be entitled to rely upon any written notice signed by a representative of the parties to this Agreement. Further, Cottonport Bank acts as depository and transfer agent only, and is not responsible, or liable in any manner whatsoever, for the sufficiency, correctness, genuineness or validity of the subject matter of a Certificate of Payment, or any part thereof; provided, however, the Cottonport Bank shall have the obligation to confirm the validity and authenticity of a Certificate of Payment if it has a reasonable basis for concluding that such a certificate was not issued by Hibernia.

         Section 6.4 FAILURE OF PERFORMANCE BY COTTONPORT BANK. In the event that the Cottonport Bank fails to comply with its obligations hereunder, the Entities, at the request of Hibernia, shall move custody of the Casino Bank Accounts to another financial institution mutually acceptable to the Entities and Hibernia.


                                    ARTICLE 7
                                EVENTS OF DEFAULT

         Section 7.1 EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

                  (a) Any of the Entities shall breach any of their respective covenants or agreements set forth herein; or

                  (b) Any of the Entities shall revoke, alter or modify, or attempt to revoke, alter or modify, any direction or instruction given or required to be given to Cottonport Bank pursuant to Article 3 hereof; or

              EQUIPMENT LOAN DOMINION ACCOUNT AGREEMENT -- PAGE 7

                  (c) An Event of Default, as defined in the Loan Agreement, shall occur.

         Section 7.2 REMEDIES ON DEFAULT. Whenever an Event of Default shall have occurred and be continuing, Hibernia shall be entitled to exercise all of the rights and remedies available to a secured party under the Commercial Laws -- Secured Transactions as set forth in La. R.S. 10-9:901 et seq., all rights and remedies under any Obligation, all rights and remedies available to it under the Related Agreement and all rights and remedies available to it under this Agreement, including, without limitation, the right, from time to time, without demand or notice of any kind, to:

                  (a) direct the Cottonport Bank to freeze the balances of the Casino Bank Accounts and not permit any further withdrawals or transfers therefrom unless otherwise instructed by Hibernia to do so;

                  (b) take any action that Hibernia may deem necessary or desirable in order to realize on the Collateral, including, the authority to endorse in the name of the Tribe without recourse to the Tribe any checks, drafts, notes or other instruments or documents received in payment of or on account of the Gross Receipts; and

                  (c) exercise any and all other rights, remedies and privileges it may have under this Agreement and under any Obligation.

Any proceeds received by Hibernia from the exercise of any remedy shall be applied by Hibernia (i) first to the payment by Hibernia of all expenses of the exercise of such remedies, including the reasonable attorneys' fees and legal expenses incurred in connection therewith by Hibernia, (ii) second, to the payment of the Obligations in such order and in such manner as Hibernia may, in its discretion, determine, and (iii) third, any surplus after such application shall be delivered to the Enterprise, except as otherwise required by law or as a court of competent jurisdiction may direct. The Entities agree to pay all reasonable expenses incurred by Hibernia in connection with the exercise of any remedy hereunder, including the reasonable attorneys' fees incurred in connection therewith by Hibernia.

         Section 7.3     OFFSET. In addition to the remedies set forth in
Section 7.2, upon the occurrence of any Event of Default and thereafter while the same be continuing, the Tribe and the Manager hereby irrevocably authorize the Cottonport Bank, as agent for Hibernia until Cottonport Bank receives a Termination Certificate, to set off all sums owing by the Tribe to Hibernia against the Casino Bank Account and to forward transfer such sums to Hibernia. Such right shall exist whether or not Hibernia shall have made any demand hereunder or under any Obligation.

         Section 7.4. WAIVERS; REMEDIES. Any waiver given by Hibernia hereunder shall be effective only in the specific instance and for the specific purpose given. Mere delay or failure to act shall not preclude the exercise or enforcement of any rights and remedies available to Hibernia. All rights and remedies of Hibernia shall be cumulative and may be exercised singly in any order or concurrently, at Hibernia's option, and the exercise or enforcement of any such right or remedy shall neither be a condition to nor a bar to the exercise or enforcement of any other.


                                   ARTICLE 8
                                  MISCELLANEOUS

              EQUIPMENT LOAN DOMINION ACCOUNT AGREEMENT -- PAGE 8

         Section 8.1. NOTICES. Except as otherwise provided herein, any notice or demand which, by provision of this Agreement, is required or permitted to be given or served by Hibernia to or on any of the Entities or the Cottonport Bank shall be deemed to have been sufficiently given and served for all purposes: (a) (if mailed) seven (7) calendar days after being deposited, postage prepaid, in the United States Mail, registered or certified mail; or (b) (if delivered by express courier) one Business Day after being delivered to such courier; or (c) (if delivered in person) the same day as delivery or until another address or addresses are given in writing by a party to Hibernia as follows:

To the Tribe             Coushatta Tribe of Louisiana
                         Post Office Box 818
                         Elton, Louisiana  70532
                         Attention: Lovelin Poncho, Tribal Chairman
                         Fax: (318) 584-2998

                         Troy Woodward
                         Coushatta Legal Center
                         214 East Nezpique Street
                         Jennings, Louisiana  70546
                         Fax:     318-824-8728

To  Manager              Grand Casinos of Louisiana, L.L.C.- Coushatta
                         130 Chesire Lane
                         Minnetonka, Minnesota 55305
                         Attention: Chief Financial Officer
                         Fax:  (612) 449-9353

To  Lakes                Lakes Gaming, Inc.
  Gaming                 130 Chesire Lane
                         Minnetonka, Minnesota 55305
                         Attention: Chief Financial Officer
                         Fax:  (612) 449-9353

To Hibernia:             Hibernia National Bank
                         333 Travis Street
                         Shreveport, Louisiana  71101
                         Attention:   Loan Administration Department
                         Fax: (318) 674-3758

To Cottonport            The Cottonport Bank
Bank:                    144 South Main Street
                         Marksville, Louisiana  71351
                         Attention:  Dwayne Harper
                         Fax No. (318) 253-4472

         Section 8.2. GOVERNING LAW. This Agreement shall be construed in accordance with and governed by the laws of the State of Louisiana.

              EQUIPMENT LOAN DOMINION ACCOUNT AGREEMENT -- PAGE 9

         Section 8.3. SEVERABILITY. If any provision of this Agreement is prohibited by, or is unlawful or unenforceable under, any applicable law of any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such prohibition without invalidating the remaining provisions hereof; provided, however that where the provisions of any such applicable law may be waived, they hereby are waived by the Entities to the fullest extent permitted by law to the end that this Agreement shall be deemed to be a valid and binding agreement in accordance with its terms.

         Section 8.4. SURVIVAL. The warranties, representations, covenants and agreements set forth herein shall survive the execution and delivery of this Agreement and shall continue in full force and effect until all Obligations shall have been paid and performed in full.

         Section 8.5. COSTS AND EXPENSES; INDEMNITY. The Tribe will pay or reimburse Hibernia on demand for all out-of-pocket expenses (including in each case all filing and recording fees and taxes and all reasonable fees and expenses of counsel) incurred by Hibernia in connection with the creation, perfection, protection, satisfaction, foreclosure or enforcement of the liens created hereby and the preparation, administration, continuance, amendment or enforcement of this Agreement, and all such costs and expenses shall be part of the Obligations secured by this Agreement. The Tribe shall indemnify and hold Hibernia harmless from and against any and all claims, losses and liabilities (including reasonable attorneys' fees) growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement) or Hibernia's actions pursuant hereto other than those claims, losses and liabilities resulting from Hibernia's gross negligence or intentional misconduct. Any liability of the Tribe to indemnify and hold Hibernia harmless pursuant to the preceding sentence shall be part of the Obligations secured by this Agreement. The obligations of the Tribe under this Section 8.5 shall survive any termination of this Agreement.

         Section 8.6. CAPTIONS. Captions herein are for convenience only and shall not be deemed part of this Agreement.

         Section 8.7 BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective successors and assigns.

         Section 8.8 AMENDMENTS. This Agreement may not be amended, modified, waived, canceled or terminated, except in writing executed by all of the parties hereto.

         Section 8.9. SOVEREIGN IMMUNITY WAIVER; ARBITRATION; SUBMISSION TO JURISDICTION, JURY TRIAL Waiver. This Agreement constitutes a Loan Document as defined in the Loan Agreement. As such and without limiting the scope of the Loan Agreement, the provisions of Section 15.10 of the Loan Agreement apply to this Agreement and are incorporated herein by reference.

         Section 8.10    OMPLIANCE WITH 25 U.S.C. SS.81.

                 In compliance with 25 U.S.C.ss.81, the residence and occupation of the parties is stated as follows:

                 Party in interest:        COUSHATTA TRIBE OF LOUISIANA
                 Residence:                P.O. Box 818
                                           Elton, LA   70532

              EQUIPMENT LOAN DOMINION ACCOUNT AGREEMENT -- PAGE 10

                 Occupation:               A federally recognized Indian Tribe

                 Party in interest:        THE COTTONPORT BANK
                 Residence:                144 South Main Street
                                           Marksville, LA 71351
                 Occupation:               Commercial bank

                 Party in interest:        HIBERNIA NATIONAL BANK
                 Residence:                333 Travis Street
                                           Shreveport, LA 71101
                 Occupation:               Commercial bank

                 Party in interest:        GRAND CASINOS OF LOUISIANA, L.L.C.- COUSHATTA
                 Residence:                130 Chesire Lane
                                           Minnetonka, Minnesota 55305
                 Occupation:               A Minnesota limited liability company

                 Party in interest:        LAKES GAMING, INC.
                 Residence:                130 Chesire Lane
                                           Minnetonka, Minnesota 55305
                 Occupation:               A Minnesota corporation

                 Scope of Authority:

         The Tribe is authorized to execute the within document by a resolution adopted by the Tribal Council of the Tribe at a meeting held at Elton, Louisiana, on 12/17/98. The Tribal Council exercises its authority in this instance because it believes the purchase of the Equipment related to Tribe's Class II gaming facility in Kinder, Louisiana, in connection with the Casino, and the financing thereof, to be in accordance with the long-range economic objectives of the Tribe.

         This document was executed on behalf of the Tribe on or about 2:39 p.m. on 1/13/99, at Jennings, Louisiana, at ________________, __________, on behalf of Manager on or about 11:00 a.m. on 12/31/98, at Los Angeles, CA, on behalf of Lakes Gaming on or about 11:00 a.m. on 12/31/98, at Los Angeles, CA, on behalf of The Cottonport Bank on or about 2:05 p.m. on 1/13/99, at Jennings, Louisiana, and on behalf of Hibernia on or about 2:39 p.m. on 1/13/99, at Jennings, Louisiana.

         This instrument shall terminate upon payment in full of the indebtedness secured hereby, provided that in any event this instrument shall expire not later than 50 years from the date hereof.


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement, in counterparts, as of the Effective Date.

              EQUIPMENT LOAN DOMINION ACCOUNT AGREEMENT -- PAGE 11

                                   COUSHATTA TRIBE OF LOUISIANA


                                   By: /s/ Lovelin Poncho
                                      ---------------------------------------
                                        Lovelin Poncho, Tribal Chairman



              EQUIPMENT LOAN DOMINION ACCOUNT AGREEMENT -- PAGE 12

                             HIBERNIA NATIONAL BANK


                             By: /s/ Christopher K. Haskew
                                ------------------------------------------------
                                 Christopher K. Haskew, Assistant Vice President



              EQUIPMENT LOAN DOMINION ACCOUNT AGREEMENT -- PAGE 13

                                        THE COTTONPORT BANK


                                        By: /s/ Dwayne Harper
                                           --------------------------------
                                        Its V.P.
                                           --------------------------------



              EQUIPMENT LOAN DOMINION ACCOUNT AGREEMENT -- PAGE 14

                       THIS PAGE INTENTIONALLY LEFT BLANK


              EQUIPMENT LOAN DOMINION ACCOUNT AGREEMENT -- PAGE 15

                                   GRAND CASINOS OF LOUISIANA, L.L.C. -
                                   COUSHATTA

                                   By: /s/ Timothy Cope
                                      ------------------------------------------
                                      Timothy Cope, its Chief Financial Officer


                                   LAKES GAMING, INC.


                                   By: /s/ Timothy Cope
                                      -----------------------------------------
                                      Timothy Cope, its Chief Financial Officer




Attachments:

Exhibit No. 1 - Certificate for Payment
Exhibit No. 2 - Termination Certificate



              EQUIPMENT LOAN DOMINION ACCOUNT AGREEMENT -- PAGE 16

                                  BIA APPROVAL


THE FOREGOING DOCUMENT IS
APPROVED PURSUANT TO 25 U.S.C. 81:

UNITED STATES DEPARTMENT OF THE INTERIOR,
BUREAU OF INDIAN AFFAIRS:

BY_______________________________________
AREA DIRECTOR OF THE EASTERN AREA OFFICE
OF THE BUREAU OF INDIAN AFFAIRS OF THE SECRETARY
OF THE INTERIOR AND THE COMMISSIONER OF INDIAN AFFAIRS,
ACTING UNDER DELEGATED AUTHORITY.



              EQUIPMENT LOAN DOMINION ACCOUNT AGREEMENT -- PAGE 17